SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2001



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



            Delaware                 1-12334                95-4114732
            --------                 -------                ----------
 (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Items

      On June 29, 2001, Fortune Natural Resources Corporation entered into an amendment to its exploration agreement by and between Registrant, Energy Management Corporation, Petro-Guard Company, Inc., Lawton Oil Company and Lamar Oil & Gas, Inc. A copy of this amendment is attached hereto as Exhibit 10.1.

      On March 11, 2002, Fortune Natural Resources Corporation entered into an amendment to its exploration agreement by and between Registrant, PrimeEnergy Management Corporation, Channel Exploration, LLC, Cymraec Exploration, Inc., Lonesome Dove Petroleum, Inc., Braveheart Holdings, LLC and Southwestern Eagle, LLC. A copy of that amendment is attached hereto as Exhibit 10.2.

      Fortune also hereby files its Certificate of Designation of Preferences for its Series A Preferred Convertible Stock and amendments thereto as Exhibits 10.3, 10.4 and 10.5.

Item 7.  Financial Statements and Exhibits

         (a)   Exhibits

         10.1 Amendment of Participation Agreement dated June 29, 2001 between Registrant, Energy Management Corporation,
               Petro-Guard Company, Inc., Lawton Oil Company and Lamar Oil & Gas, Inc.

         10.2 Supplement to Exploration Agreement dated March 11, 2002 2002 between Registrant, PrimeEnergy Management
               Corporation, Channel Exploration, LLC, Cymraec
               Exploration, Inc., Lonesome Dove Petroleum, Inc.,
               Braveheart Holdings, LLC and Southwestern Eagle, LLC

         10.3 Certificate of Designation of Series A Preferred Stock of Fortune Natural Resources Corporation

         10.4 Certificate of Amendment to Certificate of Designations of the Series A Convertible Participating Preferred Stock of
               Fortune Natural Resources Corporation

         10.5 Certificate of Amendment to Certificate of Designations of the Series A Convertible Participating Preferred Stock of
               Fortune Natural Resources Corporation

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FORTUNE NATURAL RESOURCES CORPORATION



                           By:  /s/ Ronald P. Nowak
                                ---------------------------
                                Ronald P. Nowak
                                President and Chief Operating Officer



Date:  June 28, 2002